Exhibit 10.1

By Hand Delivery

October 22, 2007

J.P. Causey Jr.
Chesapeake Corporation
1021 E. Cary Street, 22nd Floor
Richmond, VA  23219

Re:  Executive Employment Agreement

Dear J.P.:

At the direction of the Executive Compensation Committee of Chesapeake's Board of Directors, I hereby advise you that Chesapeake Corporation will not extend the period described in section 1(b) of your Executive Employment Agreement beyond the current expiration date.

Please indicate your receipt of this notice by signing the attached copy of this letter and returning it to me.

Please contact me with any questions concerning this matter.

Sincerely,

                                                                                                /s/ David A. Winter
                                                                                                _________________
David A. Winter
Director - Human Resources

I received this notice on the 22nd day of October, 2007.

/s/ J.P. Causey Jr.
________________
J.P. Causey Jr.

Copy:                      Andrew J. Kohut